                                                                    EXHIBIT 6(c)

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                 BETWEEN THE CHARLES SCHWAB FAMILY OF FUNDS AND
                           CHARLES SCHWAB & CO., INC.

FUND                                                           EFFECTIVE DATE
----                                                           --------------

Schwab Money Market Fund                                       December 15, 1989

Schwab Government Money Fund                                   December 15, 1989

Schwab Municipal Money Fund                                    December 15, 1989

Schwab California Municipal Money Fund                         November 5, 1990
(formerly Schwab California Tax-Exempt Money Fund)

Schwab U.S. Treasury Money Fund                                November 5, 1991

Schwab Value Advantage Money Fund                              February 7, 1992

Schwab Institutional Advantage Money Fund                      November 26, 1993

Schwab Retirement Money Fund                                   November 26, 1993

Schwab New York Municipal Money Fund                           November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                         January 20, 1998

Schwab Pennsylvania Municipal Money Fund                       January 20, 1998


                   THE CHARLES SCHWAB FAMILY OF FUNDS

                   By:      /s/ William J. Klipp
                            --------------------------------------------
                   Name:    William J. Klipp
                   Title:   Executive Vice President and Chief Executive
                            Officer

                   CHARLES SCHWAB & CO., INC.

                   By:      /s/ Colleen M. Hummer
                            --------------------------------------------
                   Name:    Colleen M. Hummer
                   Title:   Senior Vice President